UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2007

INVESTORS TITLE COMPANY
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-11774	56-1110199
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 North Columbia Street, Chapel Hill, North Carolina	27514
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (919) 968-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End.

On November 12, 2007, the Board of Directors of Investors Title Company (the “Company”) voted to amend Sections 1, 2 and 4 of Article VII of the Amended and Restated By-laws of the Company to expressly allow for the issuance and transfer of uncertificated shares of the Company’s capital stock.  The amendments were adopted in response to Rule 4350(l) of The Nasdaq Stock Market, LLC (“Nasdaq”), which requires all Nasdaq listed companies to be eligible for the Direct Registration System.  The Amended and Restated By-laws of the Company are attached as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description

3.1	Amended and Restated By-Laws of Investors Title Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS TITLE COMPANY

Date:  November 13, 2007                                                  By:            /s/  James A. Fine, Jr.
James A. Fine, Jr.
President, Treasurer and
Chief Financial Officer